SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2004

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13508	63-0661573
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

Colonial Financial Center, Suite 800
One Commerce Street, Montgomery, Alabama	36104
(Address of Principal Executive Office)	(Zip code)

Registrant’s telephone number, including area code: 334-240-5000

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 30, 2004, Tanya A. Mayne, the Chief Operations Officer of The Colonial BancGroup, Inc., delivered a letter of resignation to BancGroup. Such resignation was effective as of August 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2004	THE COLONIAL BANCGROUP, INC. (Registrant) /s/ W. Flake Oakley BY: W. Flake Oakley ITS: President

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